EXECUTION COPY

This AMENDMENT NO. 6, dated as of January 30, 2006 (this “Amendment”) to the Amended and Restated Receivables Transfer Agreement dated as of August 16, 2002, as originally dated October 17, 2001, and as amended through and including the date hereof in accordance with its terms (the “Receivables Transfer Agreement”), by and among TYSON RECEIVABLES CORPORATION, a Delaware corporation, as transferor (in such capacity, the “Transferor”). TYSON FOODS, INC., a Delaware corporation, individually (“Tyson”), as collection agent (in such capacity, the “Collection Agent”) and as guarantor under the Limited Guaranty set forth in Article IX thereto (in such capacity, the “Guarantor”), the several commercial paper conduits parties thereto and their respective permitted successors and assigns (the “CP Conduit Purchasers”, each, individually, a “CP Conduit Purchaser”), the several financial institutions parties thereto as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”, each, individually, a “Committed Purchaser”), the agent bank of each CP Conduit Purchaser and Committed Purchaser and its permitted successor and assign (the “Funding Agent” with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMorgan Chase Bank, N.A., a New York state banking corporation (“JPMorgan”), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the parties hereto have previously entered into the Receivables Transfer Agreement;

WHEREAS, the parties to the Receivables Transfer Agreement wish to amend the Receivables Transfer Agreement pursuant to Section 10.02 of the Receivables Transfer Agreement, subject to the terms and conditions set forth herein;

NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

AGREEMENTS

SECTION 1. Definitions. Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

SECTION 2. Amendment to Definition. The definition of Obligor set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“Obligor” shall mean a Person, other than an Excluded Obligor, obligated to make payments for the provision of goods and services pursuant to a Contract. For purposes of this definition “Excluded Obligor” shall mean Winn-Dixie Stores, Inc. and any of its Subsidiaries.

SECTION 3. Acknowledgment of Guarantor. The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

SECTION 4. Representations and Warranties. The Transferor represents and warrants to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers that its representations and warranties set forth in Section 3.01 of the Receivables Transfer Agreement are true and correct in all material respects, in each case as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date). Such representations and warranties shall be deemed to have been made under the Receivables Transfer Agreement.

SECTION 5. Counterparts; Conditions to Effectiveness. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment will be effective on the date (the “Effective Date”) when:

(i) executed counterparts of this Amendment are delivered by each party hereto to the Administrative Agent; and

(ii)    the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

SECTION 6. Agreement in Full Force and Effect. Except as expressly amended hereby, the Receivables Transfer Agreement will continue in fill force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date of the effectiveness hereof, any reference to the Receivables Transfer Agreement will mean the Receivables Transfer Agreement as amended by this Amendment.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED

BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the pathos hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION,

as Transferor

By:	/s/ Dennis Leatherby

Name: Dennis Leatherby

Title: SVP Finance & Treasurer &

Interim CFO

TYSON FOODS, INC., individually, as

Collection Agent and as Guarantor

By:	/s/ Dennis Leatherby

Name: Dennis Leatherby

Title: SVP Finance & Treasurer &

Interim CFO

JPMORGAN CHASE BANK, NA.

(formerly known as The Chase Manhattan Bank), as Administrative Agent

By:	/s/ Sherri Gerner

Name: Sherri Gerner

Title:	Vice President

PARK AVENUE RECEIVABLES

COMPANY, LLC, as CP Conduit Purchaser

By:	/s/ Sherri Gerner

Name: Sherri Gerner

Title:	Vice President

JPMORGAN CHASE BANK, NA.

(formerly known as The Chase Manhattan

Bank), as Committed Purchaser for Park

Avenue Receivables Company, LLC

By:	/s/ Sherri Gerner

Name: Sherri Gerner

Title:	Vice President

JPMORGAN CHASE BANK, NA.

(formerly known as The Chase Manhattan

Bank), as Funding Agent for Park Avenue

Receivables Company, LLC

By:	/s/ Sherri Gerner

Name: Sherri Gerner

Title:	Vice President

THREE PILLARS FUNDING LLC, as CP

Conduit Purchaser

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title:	Vice President

SUNTRUST BANK, as Committed

Purchaser for Three Pillars Funding LLC

By:	/s/ Gregory L. Cannon

Name: Gregory L. Cannon

Title:	Director

SUNTRUST BANK, as Funding Agent for

Three Pillars Funding LLC

By:	/s/ Gregory L. Cannon

Name: Gregory L. Cannon

Title:	Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as CP Conduit Purchaser

By:	/s/ Frank B. Bilotta

Name: Frank B. Bilotta

Title:	Vice President

COÖPERATIEVE CENTRALE

RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Committed Purchaser

for Nieuw Amsterdam Receivables Corporation

By:	/s/ Brett Delfino

Name: Brett Delfino

Title:	Executive Director

By:	/s/ Jocelyne Lallemand

Name: Jocelyne Lallemand

Title:	Vice President

COÖPERATIEVE CENTRALE

RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Funding Agent

for Nieuw Amsterdam Receivables Corporation

By:	/s/ Brett Delfino

Name: Brett Delfino

Title:	Executive Director

By:	/s/ Jocelyne Lallemand

Name: Jocelyne Lallemand

Title:	Vice President